                        Exclusive Option Agreement

                          (English Version)

This Exclusive Option Agreement (the "Agreement") is entered into as of

December 20, 2006, among the following three parties:

PARTY A: Longdan International Inc.

Legal Address: Renaissance Trust Ltd, Solomon Building, P. O. Box 636,

Main Street, Charlestown, Nevis.

PARTY B: Hubei Longdan Biological Medicine Technology Co. Ltd.

Legal Address: Floor 21, Jiangtian Building, No. 586 Wuluo Road,

Wuchang District, Wuhan, Hubei, China, 430070

PARTY C: Zhilin Zhang, Chairman and an authorized person to represent shareholders of Party B, who collectively own more than 50% of the outstanding equity interests in Party B.

Legal Address: No.1, 2nd Floor, 308 Qing Tai Road, Hanyang, Wuhan,

Hubei China

WHEREAS, Party A is a business company incorporated under the laws of

Nevis;

WHEREAS, Party B is a company with exclusively domestic capital registered in the People's Republic of China, and is engaged in the business of Chinese medicine development, manufacturing, sale and pharmacy management distribution network;

WHEREAS, Part A has entered a series of agreements, collectively the

"Main Agreements", which include "Exclusive Consult and Services

Agreement", "Operating Agreement" and "Equity Pledge Agreement", and

"Proxy Agreement", with Part B, or Part B and Part B's shareholders together, concurrently with this Agreement;

WHEREAS, Party C represents more than 50% equity interest of Party B and agrees to provide security of pledge over the equity interests for the performance of payment obligations of Party B under the Main

Agreements, and Party A agrees to accept such security of pledge, as specified in an Equity Pledge Agreement;

WHEREAS,  "Agreement Letter for Exclusive Option Agreement" as showed in the appendix is an integral part of this Agreement and has the same legal effects as the other parts of the Agreement. Part C will legally represent any shareholder of Part B, who signs the "Agreement Letter for Exclusive Option Agreement", in this Agreement.

NOW THEREFORE, Party A, Part B and Part C through negotiations hereby agree as follows through mutual negotiations:

1.    Stock Option Grant

      Part C hereby irrevocably grant to Party A, or one or more persons (each, a "Designee") designated by Part A, an option (the

"Stock Option") to purchase, up to the maximum permitted by the laws of

The People's Republic of China (the "PRC"), all of the registered capital of Party B now or hereafter owned and held by Party C at any time, in part or in whole, at Party A's sole instruction and at the price described in Article 3 herein. Such Stock Option shall not be entitled to any other person except for Party A and its Designee. Party

B hereby agrees to the grant by Party C of the Stock Option to Party A.

All the rights of the Stock Option of Party A under this Agreement shall be exclusive and irrevocable.

2.   Exercise Stock Option

     2.1 When signing this Agreement, Party B and Part C shall also execute the "Agreement Letter for Exclusive Option Agreement" according to Appendix attached hereto, and submits all signed documents to Party

A for safekeeping.

     2.2 If Party A decides to exercise the Stock Option pursuant to

Article 1 hereinabove, it shall send written notice to Party B, which specifies the quantity of the registered capital of Part B to be acquired and identifies the transferee. Party B and Party C shall furnish all materials and documents necessary for the registration of said registered capital transfer within 10 business days after the date of Party A's notice.

3.   Price

     The total purchasing price for the Stock Option shall be the lowest price allowable under the PRC Laws at the time of said purchasing. All the taxes, and other expenses arising from the excising of the Stock Option shall be the sole responsibility of the Party in accordance with the PRC Laws

4.   Confidentiality

     The Agreement itself and relevant materials of this Agreement shall be held confidential by all the Parties and shall not be disclosed to any third party excluding senior officers, directors, shareholders, agents and professional consultants. If any Party is required by PRC Laws or other jurisdictional laws to disclose any information in connection with this Agreement to the public or shareholders, or to file this Agreement with the regulatory authorities involved, that Party shall not be subject to this Article.

     This Article shall survive any amendment, supplementary or termination of this Agreement.

5.    Effective Date And Term

      This Agreement shall come into effect as of the date first present above. The term of this Agreement is ten (10) years, and shall be automatically renewed for additional ten (10) year period upon the initial expiration of the initial term hereof or any renewal term, except earlier termination happens any time as set forth in Article 6 of this

Agreement.

6.

Termination

      During the initial or any renewal term of this Agreement, Party B and Part C shall not elect to terminate this Agreement. Notwithstanding the above stipulation, Party A shall have the right to terminate this

Agreement with or without any reason at any time by definitely giving

Party B and Part C a written notice thirty days prior to the termination.

7.    Transfer

      7.1 Party B and Part C shall not have the right to transfer any rights and obligations to any third party under this Agreement unless with Party A's prior written consent;

      7.2 This Agreement shall be binding upon Party C and its successors,

and also binding upon Party A and its successors.

      7.3 Party A, at any time, may assign all or any of its rights and obligations under this Agreement, to any third party. Where Party A transfers its rights and obligations under the this Agreement, Party B and Part C shall, upon Party A's request, execute agreements concerning said transfer.

8.    Language

      This Agreement is written in both Chinese and English, and executed in Chinese only, and the executed Chinese language Agreement shall prevail in all cases. This Agreement is executed in three originals and each Party holds one original. Each original has the same legal effect.

9.    Amendments and Supplementary Agreements

      Parties may negotiate and enter any amendments of this Agreement, or supplementary agreements on matters not agreed upon herein. Any amendments of this Agreement, or supplementary agreements shall be valid only when made in writing and signed by all parties. Any amendments of this Agreement, or supplementary contracts have equal effect as this

Agreement.

10.   This Agreement shall be governed by, and construed in accordance with the laws of the People's Republic of China.

11.   Settlement of Dispute

      The parties shall strive to settle any dispute arising from, out of or in connection with the interpretation or performance of this Agreement through friendly negotiation. In case no settlement can be reached through negotiation within six months, each party can submit such matter to China International Economic and Trade Arbitration Commission (the

"CIETAC"). The arbitration shall follow the current rules of CIETAC. The arbitration award shall be final and binding upon the parties and shall be enforceable in accordance with its terms.

12.   Force Majeure

      Force Majeure means any event that is beyond the party's reasonable control and cannot be prevented with reasonable care, such as the acts of nature: earthquake, flood, typhoon, fire, explosion, and acts of governments, war, and acts of terrorism or other civil unrest means. If a

Force Majeure event exists and affects the performance of this Agreement,

the affected party shall immediately notify the other party by means of telegraph, e-mail or other electronic forms, and shall furnish sufficient evidence in writing of the occurrence of the Force Majeure event within twenty (20) calendar days thereafter. According to the impact of the

Force Majeure on the performance of this Agreement, the Parties determine whether to release this Agreement. After the event of Force Majeure is removed, both parties agree to resume performance of this Agreement with their best efforts.

13.   Capable of Severing

Any of the provisions of this Agreement will be deemed as capable of severing in the jurisdiction where it conflicts with the laws in such jurisdiction. The invalid or unenforceable effect of such provision in one jurisdiction should not be affected that in other jurisdictions.

                        (A Signature Page Follows)

                 Signature Page

IN WITNESS WHEREOF the Part A, Part B and Part C hereto have caused this

Agreement to be duly executed on their behalf by a duly authorized representative as of the date first written above.

Party A:  Longdan International Inc.

By: /s/ Zhilin Zhang

Zhilin Zhang

Chairman

Party B:  Hubei Longdan Biological Medicine Technology Co. Ltd.

By: /s/ Zhilin Zhang

Zhilin Zhang

Chairman

Party C:  Shareholders of Part B

By: /s/ Zhilin Zhang

Zhilin Zhang

An authorized representative of the majority shareholders

              (An Appendix Page Follows)

Appendix: Form of Agreement Letter for Exclusive Option Agreement

              Agreement Letter for Exclusive Option Agreement

                ( English Version, for Reference only )

To:

 Hubei Longdan Biological Medicine Technology Co. Ltd. and Longdan

International Inc.

     I, as the shareholder of Hubei Longdan Biological Medicine

 Technology Co. Ltd., hereby agree and confirm as follows:

     1. I have read the full text of Option Agreement, and I fully agree to all contents of this agreement.

     2. I assign Zhilin Zhang, Chairman of Hubei Longdan Biological

Medicine Technology Co. Ltd. to represent me with the Common stock shares specified at the bottom of this agreement, together with Hubei

Longdan Biological Medicine Technology Co. Ltd. to sign the Exclusive

Option Agreement with Longdan International Inc.

     3. I agree that other shareholders of Hubei Longdan Biological

Medicine Technology Co. Ltd. ("other shareholders") transfer equity interests of Hubei Longdan Biological Medicine Technology Co. Ltd. held by them to Longdan International Inc. or the third party prescribed by

Longdan International Inc.

     4. I agree to waive my preemptive right when the other

shareholders transfer their equity interests to Longdan International

Inc. or a third party designated by Longdan International Inc.

     5. I agree to sign or provide necessary documents for the purpose of going through the registration of said transfer when the other shareholders transfer their equity interests to Longdan International

Inc. or the third party prescribed by Longdan International Inc.

This Agreement Letter shall be effective from the signing date.

Signature:

Print Name:

Identity Card Number:

Information of Possession of Common Stocks of Hubei Longdan Biological

Medicine Technology Co. Ltd. :

Class of Common Stocks:                  Number of Shares:

Percentage of Voting Power:

Date: December 20, 2006